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                                   WELCOME TO



                                 NATIONWIDE LIFE
                                  AND ANNUITY
                                INSURANCE COMPANY




                                 SPECIMEN COPY



NWLA-101 (09/96)
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
                           NATIONWIDE LIFE AND ANNUITY
                                INSURANCE COMPANY

                                        P.O. Box 182150, Columbus, OH 43218-2150

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1. PRIMARY INSURED
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   Name of Insured       JOHN DOE      Sex  M   Age  35    Date of Birth 11/2/60
                   ------------------      ---      ----                --------

   Birth                     Drivers              Social
   Place  ANY STATE          License #            Security Number 000-00-0000
         ------------------             --------                 ---------------

   Address     1 FIRST STREET      ANY CITY       ANY STATE           00000
          ----------------------------------------------------------------------

   Occupation             TEACHER           Former Name (if applicable)
             ----------------------------                              ---------

   Telephone - Home     ( 000 ) 000-0000    Best Time To Call:     A.M.  X  P.M.
                        ------------------                     ---      ---

   Telephone - Business ( 000 ) 000-0000    Best Time To Call:  X  A.M.     P.M.
                        ------------------                     ---      ---
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2. OWNER  /  PRIMARY BENEFICIARY  /  CONTINGENT BENEFICIARY
================================================================================

   Policyowner Name                     Address
                    -----------------           --------------------------------

   Date                  Social                        Relationship
   of Birth     /  /     Security Number     -  -      to Insured
            ----------                   ------------              -------------

                                                                              DATE OF         RELATIONSHIP             SOCIAL
              BENEFICIARY                        ADDRESS                       BIRTH           TO INSURED            SECURITY #
PRIMARY:
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ----------------------
CONTINGENT:
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ----------------------

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3. PLAN
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   PLAN               SPECIFIED AMOUNT                SINGLE PREMIUM $
        -----------                    ------------                   ----------
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4. REPLACEMENT
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                                                                      YES   NO

   Will the insurance applied for replace existing Life Insurance or Annuities on any person here proposed for insurance? If
   Yes, Company                                .....................  / /   / /
                ------------------------------

         (Complete and send replacement forms and/or 1035 Exchange forms where applicable.)
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5. ALLOCATIONS
================================================================================

ON ISSUED CONTRACTS, YOUR FULL NET PREMIUM WILL BE ALLOCATED TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR FIXED ACCOUNT AS INDICATED BELOW UNTIL THE END OF THE RIGHT TO CANCEL PERIOD. WHEN THIS PERIOD ENDS, YOUR CONTRACT VALUE WILL BE ALLOCATED TO THE SUBACCOUNT(S) INDICATED BELOW. SELECTIONS MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY SINGLE SUBACCOUNT IS 5%. NO FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. (IF NO ALLOCATION IS INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)

NATIONWIDE SEPARATE ACCOUNT TRUST
 75%  % Money Market Fund
-----
      % Government Bond Fund
-----
      % Total Return Fund
-----
      % Capital Appreciation Fund
-----
      % Small Company Fund
-----


AMERICAN CAPITAL LIFE
INVESTMENT TRUST
      % Real Estate Securities
-----   Portfolio

FIDELITY VARIABLE
INSURANCE PRODUCTS FUND II
      % Asset Manager Portfolio
-----
      % Contrafund Portfolio
-----

FIDELITY VARIABLE
INSURANCE PRODUCTS FUND
      % High Income Portfolio
-----
      % Equity Income Portfolio
-----
      % Growth Portfolio
-----
      % Overseas Portfolio
-----

NEUBERGER & BERMAN
ADVISERS MANAGEMENT TRUST
      % Limited Maturity Bond
-----   Portfolio
      % Growth Portfolio
-----
      % Partners Portfolio

OTHER AVAILABLE FUNDS
      %
-----   -------------------------
      %
-----   -------------------------

WARBURG PINCUS TRUST
      % International Equity
-----   Portfolio
      % Small Company
-----   Growth Portfolio

STRONG VARIABLE
INS. PRODUCTS FUND
      % Discovery Fund II
-----
      % Special Fund II
-----
      % International Stock Fund II
-----

OPPENHEIMER VARIABLE
ACCOUNT FUND

      % Bond Fund
-----
      % Multiple Strategies Fund
-----
      % Global Securities Fund
-----

TCI PORTFOLIOS, INC.
      % Growth Fund
-----
      % Balanced Fund
-----
      % International
-----

DREYFUS, INC.
      % Stock Index Fund
-----
      % Socially Responsible
-----   Growth Fund

NATIONWIDE LIFE AND
ANNUITY INSURANCE CO.
  25  % Fixed Account
-----

VAN ECK INVESTMENT TRUST
      % Gold and Natural
-----   Resources Fund
      % Worldwide Bond Fund
-----
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6. SUITABILITY (Variable Products Only)
================================================================================
                                                                      YES   NO

   A. DO YOU UNDERSTAND THAT THE DEATH BENEFIT AND SURRENDER VALUE
      MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT
      EXPERIENCE OF THE VARIABLE ACCOUNT? .........................   /X/   / /

   B. DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE
      NEEDS AND FINANCIAL OBJECTIVES? .............................   /X/   / /

   C. HAVE YOU RECEIVED A CURRENT COPY OF THE PROSPECTUS? .........   /X/   / /
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
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7.  SIMPLIFIED UNDERWRITING (Questions 7 & 12)
================================================================================

    If answers to Question 7 are "No", proceed to Question 12. If any answers are "Yes", circle the appropriate item and provide
    details in #10, then proceed with Question 12.                     YES   NO

    a. Have you ever been declined for Life Insurance? .............   / /   /X/

    b. Within the past five years, have you had or been treated for:

       Alcoholism, drug use other than as prescribed by a
       physician, nervous or mental disorder, Alzheimer's disease,
       epilepsy, emphysema, kidney or liver disorder? ..............   / /   /X/

    To the best of your knowledge and belief have you ever had or been treated by a member of the medical profession for:

    c. Chest pains, heart attack, stroke, insulin dependent
       diabetes, respiratory disorder, central nervous system or
       muscular disorder or disease, or any cancer? ................   / /   /X/

    d. AIDS (acquired immune deficiency syndrome), ARC
       (AIDS-related complex), or any other AIDS-related condition,
       or received a positive result of an HIV test? ...............   / /   /X/
================================================================================
8.  REGULAR UNDERWRITING (Questions 8 thru 12)
================================================================================
    For each "Yes" answer, circle the appropriate item and provide
    details in #10 below.                                              YES   NO

    To the best of your knowledge and belief have you ever been treated for or diagnosed by a member of the medical profession as having:

    a. High blood pressure, heart murmur, any other circulatory disorder, any blood disorder or non-insulin dependent
       diabetes? ...................................................   / /   /X/

    b. Convulsions, brain disease or disorder, spinal injuries or
       paralysis? ..................................................   / /   /X/

    c. Any diseases of the stomach or intestines, lymph glands,
       musculoskeletal disease or disorder, or immune disorder? ....   / /   /X/

    Within the past five years, have you:

    d. Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner, or by any
       hospital, clinic, or other medical facility not previously
       mentioned? ..................................................   / /   /X/

    e. Had any disease, disorder, injury or operation which has not
       been previously mentioned? ..................................   / /   /X/
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9. SUPPLEMENTAL INFORMATION
================================================================================
                                                                       YES   NO
    a. Have you ever had Life or Health Insurance rated-up or
       limited? ....................................................   / /   /X/

    b. In the past 3 years have you engaged in, or do you intend to engage in:

       flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered
       vehicle; scuba diving, mountain climbing, hang gliding, or
       sky diving? .................................................   / /   /X/

    c. Have you ever had your driver's license suspended or
       revoked; or been convicted of driving while impaired or
       intoxicated; or been convicted in the past three years of
       more than one moving violation? (If "Yes", give full details
       below.) .....................................................   / /   /X/

    d. Have you ever been convicted of a felony, misdemeanor, or
       any other crime? (If "Yes", provide details below.) .........   / /   /X/

    e. Have you used tobacco in any form in the past 12 months? ....   / /   /X/

    f. If "Yes", specify the kind of tobacco use? (cigarettes, pipe, cigars, chewing, etc.)
                      ----------------------------------------------------------

    g. Proposed Insured's Height:                     Weight:
                                  ------------------          ------------------
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10. DETAILS
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
   Question #                       DETAILS  (Be specific.  Give full names, addresses and telephone numbers (if available) of
   and Letter           Dates       physicians, hospitals, etc.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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11. INSURANCE INFORMATION (List all Life Insurance now in force on Proposed
    Insured. If none, write "NONE".)
================================================================================

                                                                                            YEAR         ACCIDENTAL         TO BE
             INSURANCE COMPANY                    POLICY NUMBER             AMOUNT         ISSUED          DEATH          REPLACED?
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

    Are you now applying for Life Insurance with any other company.    YES   NO
    If "Yes", state the company, kind of policy and face amount
    being applied for.                                 ..............  / /   /X/
                       -------------------------------
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
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12. QUESTION OF APPLICANT
================================================================================
                                                                       YES   NO
    If a Life Insurance policy cannot be issued, do you wish to
    apply for an annuity? ...........................................  /X/   / /
================================================================================
13. TAXPAYER IDENTIFICATION NUMBER
================================================================================
Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.) If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.

/ / Check this box if the Internal Revenue Service has notified you that you are not subject to the provisions of this law.

OTHERWISE, YOUR SIGNATURE ON THIS APPLICATION IS CERTIFICATION THAT THE TAXPAYER IDENTIFICATION NUMBER ON THIS APPLICATION IS TRUE, CORRECT, AND COMPLETE.
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14. IMPORTANT NOTICE
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I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY
INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT RETURN ON THE SUBACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS
THAN THE SPECIFIED AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CONTRACT VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN FOR THE POLICY. NO MINIMUM CONTRACT VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.
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15.  SPECIAL INSTRUCTIONS
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================================================================================
                     AGREEMENT, AUTHORIZATION AND SIGNATURES

I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:

1. This application, any amendments to it, and any related medical examinations will become a part of the Policy and are the basis of any insurance issued upon this application.

2. Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3. No medical examiner and no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

4. If the full first premium payment is made in exchange for a Temporary Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.

5. IF THE FULL FIRST PREMIUM IS NOT PAID WITH THIS APPLICATION, THEN INSURANCE WILL ONLY TAKE EFFECT WHEN ALL OF THE FOLLOWING CONDITIONS ARE MET:

   A. IF A POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND

   B. IF THE FULL FIRST PREMIUM IS PAID; AND

   C. IF ALL THE ANSWERS AND STATEMENTS MADE ON THE APPLICATION, MEDICAL EXAMINATION(S) AND AMENDMENTS CONTINUE TO BE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

I have received the pre-notice form of the Fair Credit Reporting Act of 1970 and the Medical Information Bureau disclosure form. I certify that the Social Security Number given is correct and complete.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical Director of the Nationwide Life and Annuity Insurance Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than one year from the date it was signed.

Signed at    ANY CITY    ANY STATE       , on     DECEMBER 01       , 19  95   .
         -------------------------------      ---------------------     -------
================================================================================
--------------------------------------------------------------------------------
  I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.

  To the best of my knowledge, the insurance applied for / / will /X/ will not (CHECK ONE) replace any life insurance or annuity.

  ------------------------------------------------------------------------------
       Licensed Resident Agent Signature               Firm


          ED AGENT
  ------------------------------------------------------------------------------
       Agent's Name (Print)                       License ID Number
  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                    JOHN DOE
--------------------------------------------------------------------------------
                  Signature of Primary Insured (if over age 14)




--------------------------------------------------------------------------------
                               Signature of Owner
                       (If different from Primary Insured)



NO.
================================================================================

This receipt must not be detached and in no event will there be any temporary insurance unless the full first premium required by the Company has been paid at the time of this application.

                           TEMPORARY INSURANCE RECEIPT                No.



          NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, COLUMBUS, OHIO

Received from JOHN DOE this 01 day of DECEMBER 1995 the sum of THREE HUNDRED EIGHTY NINE AND 50/100 dollars ($389.50).

The temporary insurance that is provided by this receipt is for the coverage afforded by the initial premium deposit that is shown in question 3 on page 1 of the application which has the same date and number as this receipt; except that the total coverage with this Company under this and all other receipts will not exceed $500,000 on the person who is proposed for insurance, regardless of the total amount(s) or number of receipts or applications.

If coverage afforded by the premium shown in question 3 on page 1 is more than $500,000 of insurance under this and/or any other application, the company's liability will be no more than $500,000 plus a prorated return of premium submitted in excess of the premium required to afford the $500,000 of insurance coverage.

Temporary insurance for the person who is proposed for coverage will be in force on the date of this receipt, subject to the terms of the policy applied for in this application. Coverage will end on the earliest of:

     1. The date the policy is issued. (The policy will replace the temporary insurance.)

     2. The date the Company returns the premium deposit and mails a written notice to the Applicant that said insurance has ended for each person who is proposed for insurance.

     3. The 45th day after the date of this receipt (unless the receipt has been replaced earlier or has ended as noted in 1 or 2).

Fraud or material misrepresentation in this application voids the agreement. In such cases, the Company's only liability is for a refund of the payment made.

If any person who is proposed for coverage dies by suicide, the Company's only liability with respect to that person under this receipt is for a refund of payment made for that person's portion of the insurance applied for.


               I have read and agree to the terms of this receipt.

                                    JOHN DOE
--------------------------------------------------------------------------------
                 Signature of Proposed Insured (if over age 14)



--------------------------------------------------------------------------------
                  Signature of Applicant if other than Insured



                                    ED AGENT
--------------------------------------------------------------------------------
                        Licensed Resident Agent Signature

                               DECEMBER 01, 1995
--------------------------------------------------------------------------------
                                      Date



                                IMPORTANT NOTICE
                       DETACH AND GIVE TO PROPOSED INSURED

  PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1. An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

2. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to Nationwide Life and Annuity Insurance Company, Box 182150, Columbus, Ohio 43218-2150.


                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician.) If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                        [INTENTIONALLY LEFT BLANK]

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                               AGENT'S CERTIFICATE

  These questions must be answered by the Agent who solicited this application.

1.   Who began negotiations for this application?  / /Agent

     / /Primary Insured    / /Owner     / /Other
                                                --------------------------------

2.   How well do you know the Primary Insured?

     / / Met very recently  / / Known well for        years
                                               ------

     / / Know slightly for        years
                           ------

     Relative - State relationship
                                   ---------------------------------------------

3.   Purpose of Insurance:
                           -----------------------------------------------------

     ---------------------------------------------------------------------------

4.   Primary Insured's Marital Status:   / / Married     / / Single
     / / Divorced    / / Separated     / / Widow / Widower

5. Payor - If someone other than the Primary Insured (listed in Part 1) or the Owner (listed in Part 4) is to be billed for the premium on this policy, list here:

     Payor's Name
                  --------------------------------------------------------------

     Address
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Relationship to Primary Insured
                                     -------------------------------------------


6.   Primary Insured's Annual Income $
                                      ------------------------------------------


                    Net Worth $
                               -------------------------------------------------

              Spouse's Annual Income $
                                      ------------------------------------------

                    Net Worth $
                               -------------------------------------------------

7.   Lived at present address       years
                              -----

     Tax municipality
                      ----------------------------------------------------------

     Previous address (if at current address less than 2 years)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

8.   Primary Insured employed by
                                 -----------------------------------------------

     ---------------------------------------------------------------------------

     Kind of business
                       ---------------------------------------------------------

     Address
              ------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Length of time Primary Insured in this occupation                     Yrs.
                                                       -------------------

9.   Spouse (if to be insured) employed by
                                           -------------------------------------

     Kind of business
                      ----------------------------------------------------------

     Address
             -------------------------------------------------------------------

     Length of time Spouse in this occupation               Yrs.
                                              -------------

10.  If anyone proposed for insurance is between ages 0 - 14:

     a.  Did you see each child at the time of application?

         / /   Yes     / /   No     If "no", explain:
                                                      --------------------------

     ---------------------------------------------------------------------------

     b.  How much insurance is in force with all companies:

         On the Owner:  $
                          ------------------------------------------------------

         On the Parent or Guardian:  $
                                       -----------------------------------------

         On Primary Insured's            On Primary Insured's
               Brothers                        Sisters
         --------------------            --------------------

            Age       Amount                Age       Amount
                    $                               $
         ---------   ---------           ---------   ---------
                    $                               $
         ---------   ---------           ---------   ---------
                    $                               $
         ---------   ---------           ---------   ---------
                    $                               $
         ---------   ---------           ---------   ---------


REMARKS:

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                     ---------------------------------------  ----------
                        Licensed Resident Agent Signature        Date

                     ---------------------------------------  ----------
                           Print Agent Name and Number

                     ---------------------------------------  ----------
                                  Name of Firm                 Telephone

                     ---------------------------------------  ----------
                             Branch Name and Address

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